UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2019, SAExploration Holdings, Inc. (the “Company”), SAExploration Inc., a subsidiary of the Company (the “Borrower”), and the other guarantors party thereto entered into that certain Subsequent Advance Commitment Request and Amendment No. 2 to Third Amended and Restated Credit and Security Agreement (the “ABL Amendment”), with the Lenders representing the Supermajority Lenders (each, as defined in the ABL Agreement), and Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “Agent”), in order to, among other things, amend that certain Third Amended and Restated Credit and Security Agreement dated as of September 26, 2018 (as amended the “ABL Agreement”), among the Borrower, the guarantors party thereto, the Lenders party thereto and the Agent to (i) allow for subsequent advances in the amount of $8 million to be funded under the ABL Agreement and (ii) make certain other modifications to the ABL Agreement.  On September 24, 2019, the Company repaid in full the approximately $7 million principal balance of its 10% Senior Notes due 2019 at maturity and the Borrower borrowed approximately $8 million, excluding related fees and expenses, under the ABL Agreement to be used for additional working capital.

The foregoing description of the ABL Amendment is a summary only and is qualified in its entirety by reference to the complete text of the ABL Amendment, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the ABL Amendment is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

Press Release

On September 24, 2019, the Company issued a press release with respect to the foregoing disclosures. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Forward-looking Statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form 8-K and the press release attached as Exhibit 99.1 hereto, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the following known and unknown things:

•	risks relating to the time it will take the Company to complete the previously announced restatement of its financial statements and remediate the related material weaknesses;

•	the impact of the restatement and conclusion of the Company regarding the effectiveness of its internal controls and disclosure controls and procedures, among other things;

•	additional risks may arise in the process of completing the restatement and related disclosures to be revised that are not knowable today;

•

risks related to the Company’s debt agreements and related previously disclosed events of default, including the risks that the holders of the debt do not provide waivers of the events of default and seek to accelerate the maturity date of the applicable debt and exercise other remedies, such as foreclosure, among other things;

•	risks arising from the holders of the Company’s debt taking other actions against the Company, including by seeking a bankruptcy filing;

•	the potential need for the Company itself to seek bankruptcy protection;

•	costs and outcomes of pending and future litigation;

•	the impact that the disclosure in this Form 8-K, as well as possible future filings and disclosures may have on the Company’s business, including customers, employees and others;

•

the time and expense required to complete the restatement, revised disclosures, respond to the SEC and for the Company to complete its own investigation, which expenses are likely to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the SEC that relate to matters not covered in this Form 8-K.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Form 8-K, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1  Subsequent Advance Commitment Request and Amendment No. 2 to Third Amended and Restated Credit and Security Agreement, dated as of September 23, 2019, among SAExploration Inc., as Borrower, the Guarantors party thereto, the Lenders party thereto and Cantor Fitzgerald Securities

99.1  Press Release, dated September 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019 SAExploration Holdings, Inc.

By: /s/ Kevin Hubbard

Name: Kevin Hubbard

Title: Interim Chief Financial Officer

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